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                                                                   EXHIBIT 10.23

                            KEG MANAGEMENT AGREEMENT


This Keg Management Agreement ("Agreement") dated effective as of December 2, 1996, is between MicroStar Keg Management, L.L.C., a Delaware Limited Liability Company whose address is 8567 154th Avenue N.E., Redmond, Washington 98052 ("MicroStar") and HERITAGE Brewing Company, whose address is 9800 Sepulveda Blvd, Los Angeles, California, 90045 (referred to herein and in the Exhibits hereto either as "Brewing Company" or "HERITAGE").

                           RECITATIONS AND DEFINITIONS

1. MicroStar is engaged in the logistical management of stainless steel kegs, primarily for the craft beer/micro-brewing industry and has developed proprietary concepts, arrangements and systems for the ownership, licensing of the use of, tracking and retrieval of kegs.

2. Brewing Company is engaged in the business of brewing premium and/or special quality or custom beers and desires to more efficiently service existing markets while simultaneously expanding its business in both existing and potential new market areas.

3. Brewing Company desires to utilize the services of MicroStar in order to avoid the capital outlay and manpower/administrative costs and risks associated with keg ownership, thereby enabling Brewing Company to direct additional resources to its brewing business.

4. For purposes of this Agreement the term "kegs" shall mean and refer to beer kegs which are either a) straight-sided with a single opening and an American Sankey-type neck, having a full U.S. half-barrel capacity, with chimes constructed of spring steel, within the relationship of chime thickness to sidewall thickness of .092 inches to .052 inches, which meet the "Anheuser-Busch drop test" standard, or b) kegs having a twenty (20) liter capacity that are manufactured by Spartanburg Steel Products, Inc.

      In consideration of the premises and of the mutual covenants and agreements of the parties as hereinbelow set forth, the parties have agreed as follows:

SECTION 1. PROCUREMENT OF KEGS, DELIVERY, AND ACCEPTANCE.

            1.1. Purchase Agreement.

            a. MicroStar will acquire from Brewing Company any kegs which Brewing Company now or hereafter may own and desire to make subject to this Agreement, provided that such kegs conform to the definition of "keg" set forth in this Agreement and are of a condition and quality acceptable to MicroStar. The purchase price for any and all kegs purchased from Brewing Company shall be separately agreed upon in writing after verification of condition and quality and the quantity of kegs shall be subject to acquisition audit verification by MicroStar. The final acquisition inventory of kegs shall be approved in writing by authorized representatives of MicroStar and Brewing Company. Payment by MicroStar for the kegs so purchased from



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Brewing Company shall be made when MicroStar has verified that such kegs may be sold and assigned to MicroStar free of any lien or encumbrance and the subject kegs have been physically marked by MicroStar with its proprietary markings, which shall be done at Brewing Company's facilities in lots no smaller than one hundred (100) kegs. Placement of physical markings shall be performed by MicroStar's field personnel as expeditiously as possible and shall be initiated no more frequently than once per month, until all kegs so sold by Brewing Company to MicroStar shall have been identified. An appropriate Bill of Sale identifying the kegs acquired by MicroStar shall be executed and delivered contemporaneously with the payment by MicroStar.

            b. In the event that Brewing Company does not presently own kegs (as herein defined) or does not own a sufficient quantity of kegs to conduct and/or expand its business, or in the event that Brewing Company does not desire to subject its entire existing inventory of owned kegs to this Agreement, Brewing Company shall provide MicroStar with a projection of its anticipated keg requirements during a ninety (90) day time period commencing thirty (30) days after the effective date of this Agreement. Contemporaneously, with the furnishing of such ninety (90) day projection, Brewing Company shall submit its initial request for deliveries of kegs and MicroStar will thereupon obtain and provide the requisite quantity of kegs in accordance with the provisions of
Section 2.2 hereof.

            1.2. Incidents of Ownership and Control

            All kegs purchased by MicroStar from Brewing Company and/or otherwise obtained and provided by MicroStar for purposes of this Agreement shall be owned and subject to the exclusive right of control and disposition of MicroStar, subject however to the rights of Brewing Company hereunder as a licensee of the right to use such kegs for the purposes and in the manner contemplated by this Agreement.

SECTION 2.        LICENSE OF KEG USE

            2.1 Basic Use Fee

            Brewing Company shall pay a use fee of fifteen dollars ($15.00) per keg, per filling, which shall be invoiced and payable on net thirty (30) day terms for each keg delivered to the Brewing Company location(s) designated by Brewing Company. With respect to kegs so utilized by Brewing Company which are filled by Brewing Company and delivered to the wholesalers identified in Exhibit "A" hereto (whose proximity of location to Brewing Company facilitates MicroStar's retrieval administration) the use fee shall be adjusted by rebate or credit to Brewing Company in the amount of seven and 50/100ths dollars ($7.50) per keg. In the event Brewing Company currently incurs no freight expense for the return of kegs from certain wholesalers identified on Exhibit "A" and if Brewing Company further agrees to continue to directly assume all cost of freight (if any) for the return of all kegs from such specific wholesaler(s), Brewing Company may designate up to three (3) wholesalers from among those listed on Exhibit "A" with respect to whom Brewing Company will assume any and all freight expenses associated with the shipment of empty kegs from such wholesaler(s) to Brewing Company. For each full keg sold by Brewing Company to such designated local wholesaler, the applicable adjustment by rebate or credit to Brewing Company will be ten dollars ($10.00) per


                            KEG MANAGEMENT AGREEMENT
                                     Page 2


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keg (resulting in an effective use fee to Brewing Company hereunder of five dollars ($5.00) per keg). With respect to kegs used by Brewing Company in on-site pub operations, the use fee shall be five dollars ($5.00) per keg, per filling. Invoices for such fees will be based upon the monthly report of sales submitted by Brewing Company to applicable state authorities in relation to its on-site pub operations, a copy of which shall be furnished to MicroStar at the time such report is filed. The use fee is subject to an increase of up to ten percent (10%) during any given twelve (12) consecutive month time period in the event of an increase of twenty-five percent (25%) or more in national or applicable regional trucking charges incurred by MicroStar in relation to the performance of this Agreement during any such twelve (12) consecutive month time period. In the event that the use fee hereunder is increased by more than ten percent (10%) during any such twelve (12) consecutive month time period, Brewing Company shall have the right to cancel this Agreement and to purchase the kegs covered hereby in accordance with the provisions of Section 7.4 hereof.

            2.2 Delivery of Kegs per Brewing Company's Requirements

            Brewing Company shall notify MicroStar of Brewing Company's specific keg delivery date requirements by written notice, including facsimile transmittal or other notification arrangements approved in writing by Brewing Company and MicroStar, to be received not less than thirty (30) days prior to Brewing Company's requested delivery dates. Such notice shall include a specification of all requested keg quantities in lots of two hundred (200) or more. MicroStar will forward a written confirmation of its receipt of Brewing Company's notice of requirements by facsimile or U.S. Mail prior to the close of the business day following the date of MicroStar's receipt of such notice. Brewing company shall use its best efforts to ensure that Brewing Company's inventory of MicroStar kegs does not exceed Brewing Company's actual thirty (30) day requirements. In the event that Brewing Company's requirements at any time or for any reason (e.g. seasonal product demand, business expansion, etc.) will exceed its most recently specified prior requirements by twenty percent (20%) or more and/or relate to deliveries to new locations of Brewing Company or wholesalers, Brewing Company shall be required to provide ninety (90) days advance written notice to MicroStar of such requirements. MicroStar shall endeavor to effectuate the delivery of the requested kegs to Brewing Company at its designated locations within the continental United States in accordance with Brewing Company's timely notification of keg requirements. Delivery shall be deemed to conform to the requirements of this Agreement if the actual time of delivery is within seventy-two (72) hours prior or subsequent to the specifically requested delivery time and the quantities so delivered are within a ten percent (10%) variance of the specifically requested quantity of kegs. In the event that MicroStar is unable to meet the foregoing requirements of a conforming delivery to Brewing Company, MicroStar shall impose no use fee with respect to any such non-conforming keg shipment.

SECTION 3.        ARRANGEMENTS AND AGREEMENTS WITH WHOLESALERS

            3.1. Notification and Compliance Obligations of Brewing Company

            a. Brewing Company will join with MicroStar in the issuance of a notice to all wholesalers to whom Brewing Company delivers product in kegs subject to this Agreement that


                            KEG MANAGEMENT AGREEMENT
                                     Page 3


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such kegs shipped by Brewing Company are owned by MicroStar as of the effective date specified in such notice (being the date on which keg ownership was acquired by MicroStar hereunder). Such notice will further evidence the authority of MicroStar to collect and administer the deposits required to be made by wholesalers in accordance with this Agreement, to perform audits as contemplated by this Agreement, and to retrieve all kegs delivered to the wholesaler. The form of notice of terms and conditions applicable to wholesalers is attached hereto as Exhibit "B" and is intended to apprise wholesalers of the rights and responsibilities of MicroStar pursuant to this agreement and to express and evidence the agreement of wholesalers to the specified terms and conditions applicable to wholesalers.

            Brewing Company will require in pertinent negotiations and agreements with its wholesalers that all wholesalers agree to remit to MicroStar a security deposit based upon the amount of fifteen dollars ($15.00) per keg, to be billed by and paid to MicroStar to cover the loss (based on a charge of one hundred twenty-five dollars ($125.00) per keg) of any keg owned by MicroStar which cannot be located by such wholesaler. As set forth in the form of notice of terms and conditions attached as Exhibit "B", wholesalers shall be required to acknowledge that periodic charges to and withdrawals from the security deposit will be made by MicroStar for kegs which cannot be located and that credit memos will be issued whenever kegs are returned and whenever kegs previously classified as lost are located. Wholesalers will be invoiced in the amount of $125.00 as a "loss" call whenever any loss is charged to the deposit and will receive a credit memo and refund of a previously billed lost keg charge whenever such "lost" keg for which a loss charge was made is located and returned.

            b. Pursuant to the notice of terms and conditions to wholesalers, all wholesalers shall be required to provide a monthly written report of movement of MicroStar kegs in a form prescribed by MicroStar, including inventory by brewer (including Brewing Company and any other brewers contracting with MicroStar who deliver product to the affected wholesaler), empty kegs on hand and kegs in the retail system. Wholesalers shall also agree to respond to weekly verbal inquiries by MicroStar representatives concerning the extent of empty MicroStar kegs in the wholesaler's system. MicroStar shall be authorized to conduct periodic audits of the wholesaler's inventory of MicroStar kegs, including kegs in the retail system, which audits will be performed either quarterly or semi-annually, depending upon the extent of the wholesaler's inventory and any discrepancies ascertained as a result of prior audits, etc.

            c. In the event that a wholesaler to whom Brewing Company delivers product fails to remit the security deposit of fifteen dollars ($15.00) per keg to MicroStar within ninety (90) days after MicroStar's date of invoice for such deposit, then Brewing Company agrees to promptly issue Brewing Company's own invoice to the affected wholesaler and to use reasonable efforts to collect the applicable deposit and remit the same to MicroStar.

SECTION 4.        TERM AND EXCLUSIVITY OF AGREEMENT

            4.1. Term of Agreement


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                                     Page 4


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            This Agreement shall be for an initial term of five (5) years. Upon the expiration of the initial term the parties agree to negotiate in good faith in an effort to conclude mutually acceptable terms for continuation of the arrangements effectuated by this Agreement.

            4.2 Exclusivity of Arrangements

            Except in the instance of Brewing Company's retention of any pre-existing owned keg inventory for its own local market use, during the initial and any extended term of this Agreement, Brewing Company shall use MicroStar as the exclusive source of all beer kegs utilized in its brewing operation. Without limitation of the foregoing, Brewing Company agrees that during the term of this agreement or any extension hereof, Brewing Company shall not conclude or enter into any agreement or understanding with any third-party regarding sale of any of its Sankey kegs or regarding the purchase, lease or licensing of any kegs (whether of the Sankey type or otherwise) for use in Brewing Company's business.

SECTION 5:        CLEANING OF KEGS

            5.1. Cleaning Responsibilities of Brewing Company

            Brewing Company acknowledges the responsibility to clean all kegs delivered to Brewing Company by MicroStar in accordance with the minimum washing standards for either a sterilizing sequence (steam) or a sanitizing sequence (oxine) and to implement the quality control checks prescribed by MicroStar, as specifically set forth in Exhibit "C" hereto.

SECTION 6:        INFORMATION AND RECORDS/ACCOUNTING PROCEDURES

            6.1. Responsibilities of Brewing Company

            During the term of this Agreement, Brewing Company shall provide MicroStar with copies of all bills of lading from all of its brewery locations for all draft beer shipments to wholesalers within twenty-four (24) hours of the time of shipment. Additionally, Brewing Company shall maintain accurate records reflecting monthly beginning and ending inventories of kegs, keg locations and verification of deliveries of kegs from MicroStar to Brewing Company and of all deliveries to wholesalers, and shall provide copies of such records to MicroStar on a monthly basis. Brewing Company agrees to report all requisite information on such forms as MicroStar may from time-to-time prescribe and furnish for such purposes.

            Brewing Company shall not utilize any MicroStar-owned kegs in its operations which are not specifically subject to this agreement. Brewing Company shall be charged the sum of one hundred twenty-five dollars ($125.00) per keg for any keg subject to this agreement which an audit substantiates to have been lost while under Brewing Company's control and the sum of five hundred dollars ($500.00) per keg per occurrence in the event of any instances of unauthorized use of MicroStar kegs in Brewing Company's operations which are not subject to this agreement.

            6.2. Responsibilities of MicroStar


                            KEG MANAGEMENT AGREEMENT
                                     Page 5


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            MicroStar shall provide to Brewing Company such information and records as may be appropriate to substantiate all use fees, and all charges and credits associated with the deposit arrangements to be established between Brewing Company and wholesalers in accordance with the provisions of Section 3.1.b. hereof.


                            KEG MANAGEMENT AGREEMENT
                                     Page 6


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            6.3. Audit Rights of the Parties

            MicroStar and Brewing Company each shall have the right to review and audit at reasonable intervals the records and information maintained or acquired by the other party hereto for the purpose of determining, verifying or analyzing any deliveries, retrievals, charges or credits arising in the course of performance of this Agreement. Any expenses incurred by a party in relation to record keeping or reporting of information contemplated by this Agreement, shall be borne by the party charged with maintaining such records and providing such information. Expenses incurred by a party in relation to audits performed hereunder shall be borne by the party undertaking such audit.

            6.4. Accounting Procedures

            MicroStar shall specify and may periodically supplement or revise the basic accounting procedures to be implemented by the parties in relation to the transactions contemplated by this Agreement. The initial accounting procedures formulated by MicroStar are set forth in Exhibit "D" hereto.

SECTION 7:        MISCELLANEOUS

            7.1.  Amendment and Supplementation

            This Agreement may be amended or supplemented only by a written instrument executed by MicroStar and Brewing Company.

            7.2. Third-Party Beneficiary Status of MicroStar Under Agreements between Brewing Company and Wholesalers

            To the extent necessary to accord MicroStar the full scope of entitlements, rights and authorities in relation to Brewing Company's agreements and arrangements with wholesaler as contemplated hereby, MicroStar shall be recognized as a third-party beneficiary of such agreements and arrangements.

            7.3.  Force Majeure

            In the event that any obligation hereunder, other than the obligation to remit any payment due hereunder, cannot be timely performed due to circumstances beyond the reasonable control of a party hereto, the time period for the performance of such obligation shall be reasonably extended until the conditions precluding, impairing or delaying performance have been resolved.

            7.4.  Changes in Economic Conditions/Right of Termination

            In the event that as a result of business or economic developments occurring after the effective date hereof, the transactions contemplated by this Agreement cannot be


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                                     Page 7


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implemented by a party hereto without undue cost, loss or detriment to such party, the party experiencing such adverse consequences shall have the right, upon notification to the other party of the particulars of such developments, to cancel this Agreement effective thirty (30) days after the giving of such written notice. In the event of any such termination, Brewing Company shall repurchase kegs from MicroStar in a quantity and at a price to be separately agreed upon in writing at the time the purchase price for kegs purchased from Brewing Company is determined pursuant to Section 1, 1.1.a.. In the event of Brewing Company's exercise of the foregoing right of termination for economic reasons, Brewing Company shall agree not to utilize the services of any company engaged in performing the same or substantially similar services to those of MicroStar for a period of three (3) years from the date of such termination.

            7.5.  Choice of Law

            This Agreement and the performance hereof shall be construed in accordance with, and governed by the internal laws of the state of Colorado.

            7.6.  Ad Valorem or Use Taxes

            Any ad valorem, personal property, use or similar taxes imposed as a result of Brewing Company's physical custody or use of MicroStar-owned kegs shall be the responsible of Brewing Company.

            7.7.  Notices

            Notice and communications required or permitted hereunder shall be in writing and any communication hereunder shall be deemed to be duly made if actually delivered, transmitted by facsimile, or mailed, prepaid to the parties as follows:

            MicroStar Keg Management, L.L.C.              ______________________
            8567 154th Ave. N.E.                          ______________________
            Redmond, Washington  98052                    ______________________
            Attention:  Robert M. Imeson                  Attention:____________

            7.8.  Captions

            The headings and captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

            7.9.  Exhibits

            All Exhibits attached to or referred to in this Agreement are incorporated into and made a part of this Agreement.


                            KEG MANAGEMENT AGREEMENT
                                     Page 8


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      THIS AGREEMENT is executed on the date set forth below each party's
respective signature to be effective however as of the    day of December, 1996.

                                    MICROSTAR KEG MANAGEMENT, L.L.C.



                                    By:
                                       -----------------------------------------
                                    Name:    Robert M. Imeson
                                         ---------------------------------------
                                    Title:   Manager and Chief Executive Officer
                                          --------------------------------------
                                    ------
                                    Date:
                                         ---------------------------------------

                                    --------------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------


                            KEG MANAGEMENT AGREEMENT
                                     Page 9


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                    EXHIBIT "B" TO KEG MANAGEMENT AGREEMENT

MICROSTAR KEG MANAGEMENT, L.L.C.
P.O. Box 3139
Redmond, Washington 98073


                                          December 2, 1996


TO:  ALL WHOLESALERS PURCHASING FROM HERITAGE BREWING COMPANY ("HERITAGE")

RE: KEG MANAGEMENT AGREEMENT CONCLUDED BETWEEN HERITAGE BREWING COMPANY AND MICROSTAR KEG MANAGEMENT, L.L.C.; TERMS AND CONDITIONS APPLICABLE TO WHOLESALERS

HERITAGE Brewing Company delivers its products in kegs to ____________________ ("Wholesaler"). HERITAGE and MicroStar Keg Management, L.L.C. ("MicroStar") hereby notify Wholesaler that effective December 2, 1996 all shipments from Heritage Brewing Company will be made in kegs owned by MicroStar and subject to MicroStar's administration and retrieval rights and responsibilities under a Keg Management Agreement between HERITAGE Brewing Company and MicroStar dated December 2, 1996 ("the Keg Management Agreement").

Pursuant to the Keg Management Agreement, HERITAGE Brewing Company is required to obtain Wholesaler's agreement to the terms and conditions applicable to the MicroStar-owned kegs and to the administrative services being performed by MicroStar for HERITAGE Brewing Company. The pertinent requirements applicable to Wholesaler are as follows:

      1) DEPOSITS. A deposit computed based upon the amount of $15.00 per keg ("the Deposit") for each MicroStar keg delivered to Wholesaler will be billed to Wholesaler by MicroStar and shall be payable directly to MicroStar. The Deposit shall serve as security to MicroStar against the loss of any keg owned by MicroStar, based on a charge of $125.00 per keg, for any keg the location of which cannot be ascertained. Periodic charges to and withdrawals from the Deposit will be made for kegs which cannot be located. Similarly, credit memos will be issued whenever kegs are returned and whenever kegs previously classified as lost are located. Wholesaler will be invoiced in the amount of $125.00 as a loss call whenever any loss is charged to the Deposit and will receive a credit memo and refund of the loss call whenever a previously lost keg for which a loss charge was made is located and returned.

      2) AUDITS. Wholesaler shall be required to provide a monthly written report of the movement of MicroStar kegs in the form(s) prescribed by MicroStar, including inventory by brewer (including HERITAGE Brewing Company and any other brewers contracting with MicroStar who deliver product to Wholesaler), empty kegs on hand and kegs in the retail system. Wholesaler also agrees to respond to weekly verbal inquiries by MicroStar representatives concerning the extent of empty MicroStar kegs in Wholesaler's system. MicroStar shall be authorized to conduct periodic audits of Wholesaler's inventory of MicroStar kegs, including kegs in the retail system, which audits will be performed either quarterly or semi-annually, depending upon the extent of Wholesaler's inventory and any discrepancies ascertained as a result of prior audits, etc. A summary of the accounting procedures applicable to Wholesaler is set forth in Attachment "A" hereto.

Wholesaler's acceptance of deliveries of MicroStar kegs from HERITAGE Brewing Company will evidence Wholesaler's agreement to the foregoing terms, conditions and policies.

Please confirm receipt of this notice and Wholesaler's agreement to the foregoing terms by signing below and returning a copy of this notice and agreement to MicroStar at the address shown above.

HERITAGE BREWING COMPANY                        MICROSTAR KEG MANAGEMENT, L.L.C.

By:____________________________________         By:_____________________________

ACKNOWLEDGED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

WHOLESALER:


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By:____________________________________



                             KEG MANAGEMENT AGREEMENT
                                     Page 11


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                     EXHIBIT "A" TO KEG MANAGEMENT AGREEMENT





                            List of Local Wholesalers

                     Wine Warehouse, City of Commerce, Cal.
                    .Southern Wines & Spirits, Cerritos, Cal.







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                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT


                        MICROSTAR KEG MANAGEMENT, L.L.C.
                              ACCOUNTING PROCEDURES


STANDARD ACCOUNTING PROCEDURES:

      MicroStar provides kegs which meets quality standard on a per usage basis at a rate of $15.00 with certain adjustments rebate for local (as agreed) shipments.

Procedure: The ongoing standard policy is as follows:

1. Brewing Company shall order kegs 30 days prior to any requested delivery date. Brewing Company will be required to provide ninety (90) days advance written notice to MicroStar for all orders which are 20% or more in excess of normal order quantity. All orders will be confirmed by fax or US mail by close of next business day. All Order(s) shall be deemed incomplete if not confirmed by MicroStar.

2. Brewing Company will be invoiced $15.00 per keg upon the receipt of each delivery of kegs (30 day terms). This invoicing is generated by shipment date and cross checked with the bill of lading returned by Brewing Company and trucking company invoice. In the event of delinquent payment of any invoice, MicroStar has the right to suspend deliveries of kegs and/or to require future payments to be made prior to delivery of kegs.

3. Brewing Company must provide MicroStar with a bill of lading for all shipments from Brewing Company to its wholesaler(s) within 24 hours of shipment. This bill of lading will be required for inventory control and will generate an invoicing of deposit to wholesaler. Brewing Company is held responsible for lost/unaccounted for kegs and misuse of kegs under Brewing Company's control (subject to $125 per lost keg fee or a $500 penalty for unauthorized use).

4. If Brewing Company effectuates a local shipment to agreed upon wholesaler(s), a $7.50 credit rebate will be provided to the Brewing Company by MicroStar. In the event Brewing Company currently incurs no freight expense for the return of kegs from certain wholesalers identified on Exhibit "A" to the Keg Management Agreement and if Brewing Company further agrees to continue to directly assume all cost of freight (if any) for the return of all kegs from such specific wholesaler(s), Brewing Company may designate up to three (3) wholesalers from among those listed on Exhibit "A" with respect to whom Brewing Company will assume any and all freight expenses associated with the shipment of empty kegs from such wholesaler(s) to Brewing Company. For each full keg sold by Brewing Company to such designated local wholesaler, the applicable adjustment by rebate


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
                                     Page 1


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   or credit to Brewing Company will be ten dollars ($10.00) per keg (resulting in an effective use fee to Brewing Company hereunder of five dollars ($5.00) per keg). This information concerning local shipments and return of kegs from specific wholesalers shall be cross checked against the bill of lading and/or the signed loading report. Such credit will be applied to next Brewing Company's next invoice for kegs or, if a net credit is generated, the credit will be refunded during normal processing within 30 days. With respect to kegs used by Brewing Company in on-site pub operations, the use fee shall be five dollars ($5.00) per keg, per filling. Invoices for such fees will be based upon the monthly report of sales submitted by Brewing Company to applicable state authorities in relation to its on-site pub operations, a copy of which shall be furnished to MicroStar at the time such report is filed.

5. MicroStar will invoice wholesaler for a deposit of $15.00 per keg from the bill of lading or, if no bill of lading, a signed loading report as provided by Brewing Company.

6. MicroStar will credit wholesaler for each empty keg shipped from the wholesaler by and at the direction of MicroStar. The credit will be generated by the bill of lading on shipment and will be corrected for any errors for incorrect shipments including wrong kegs being shipped, mistakes in number of kegs and the damage of kegs at wholesaler level. The information on shipment errors will be provided by Brewing Company upon Brewing Company's receipt of such kegs.

7. Brewing Company is required to provide a written monthly keg movement report including opening inventory, number of kegs received from MicroStar during the month, shipments out (summarized by wholesaler) and ending inventory. Brewing Company will also provide MicroStar or its representative with state and federal tax reports for purpose of cross checking shipments upon request.

8. Brewing Company shall be subject to inspection and audit of inventory by MicroStar with 24 hour notice.

9. Wholesaler will provide a weekly report on empty and full kegs in their system.

10.Wholesaler will provide monthly written reports on MicroStar forms for inventory of empty, full and at retail.

11.Wholesaler will be subject to audit at least twice a year.

12.Brewing Company will be responsible for inventorying kegs received from MicroStar as to the number of kegs received, verification of MicroStar ownership of kegs and identification of any damaged kegs.

13.Wholesaler refund credits will be adjusted for wrong kegs shipped to Brewing
   Company or damage which occurs at its level.

                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
                                     Page 1


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                     EXHIBIT "C" TO KEG MANAGEMENT AGREEMENT

                  MINERAL WASHING/STERILIZING SEQUENCE (STEAM)


WASH HEAD

Purge out ullage beer with air until clear.                               3 sec.
Pre-rinse keg with fresh or recovered water.                              8 sec.
Purge out ore-rinse water with air.                                       5 sec.
Hot caustic or acid wash.                                                12 sec.
Low flow hot caustic or acid wash                                        12 sec.
Purge out hot caustic or acid to recovery tank with air.                  6 sec.
Final rinse keg with hot water.                                          12 sec.
Low flow hot water rinse.                                                12 sec.
Purge out hot water rinse with steam.                                    18 sec.
Pressurize to 20 p.s.i.g. with steam.                                     1 sec.
Release pressure from process head.                                       1 sec.

STERILIZE HOLD STATION

Steam                                                                    60 sec.

RACKING HEAD

Steam conn. head and keg neck.                                            5 sec.
Steam pressure release from keg.                                          5 sec.
Gas purge keg.                                                            8 sec.
Counter pressurize to 20 p.s.i.g.                                         2 sec.
Product fill.                                                            50 sec.
Spear out.                                                                1 sec.
Water scavenge and/or gas scavenge.                                       5 sec.


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
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



                     EXHIBIT "C" TO KEG MANAGEMENT AGREEMENT


                   MINERAL WASHING/SANITIZING SEQUENCE (OXINE)


WASH HEAD

Purge out ullage beer with air until clear.                               3 sec.
Pre-rinse keg with Oxine water.                                           8 sec.
Purge out Oxine water with air.                                           5 sec.
Hot caustic or acid wash.                                                12 sec.
Low flow hot caustic or acid wash                                        12 sec.
Purge out hot caustic or acid to recovery tank with air.                  6 sec.
Final rinse keg with Oxine water.                                        12 sec.
Low flow Oxine water rinse.                                              12 sec.
Oxine water fill.                                                        18 sec.
Spear out.                                                                1 sec.
Purge head.                                                               1 sec.

SANITIZE HOLD STATION

Oxine sanitize hold.                                                     60 sec.

RACKING HEAD

Gas purge Oxine water from keg.                                          10 sec.
Gas counter pressurize to 20 p.s.i.g.                                     2 sec.
Product fill.                                                            50 sec.
Spear out.                                                                1 sec.
Oxine water scavenge and/or gas scavenge                                  4 sec.


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
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



                     EXHIBIT "C" TO KEG MANAGEMENT AGREEMENT


                                    KEG PLANT
                             QUALITY CONTROL CHECKS


A. DETERGENT TANK TITRATION

The detergent set, detergent tank(s), Quality Control checks should be made before starting and at least twice during each eight (8) hour operating shift. Adjust frequency to meet the Quality Control department "comfort level". The acid titration level (phosphoric) should be in the range of 0.25% to maximum of 0.4% v/v and alkali titration level (caustic) in the range of 1.5 to 2.0% v/v.

B. KEG WATER CARRY-OVER AND TITRATION CHECKS

1) After the keg has completed the wash head(s) sequence(s), the keg must be allowed to continue through the sterilizing sequence and then rejected (stopped) immediately prior to commencing the racking head(s) sequence(s). When the keg is retrieved at the discharge end of the machine, the keg can be cooled down by placing a cold water hose over the outer surfaces (if steam is used). A Quality Control keg coupler or funnel coupler (with the C02 and beer check valves removed) is then used to tap the keg. The keg must be inverted to remove the contents via the C02 port of the coupler by allowing the keg to drain or forcing the contents out with air or C02. The condensate or rinse residuals in a 50 liter or 1/2 half barrel keg normally measures between 40 to 80 ml.. A limit of 100 ml. should be set as a maximum allowable limit. If the levels are in excess of these amounts then the machine operation must be checked together with that of the steam quality and relevant steam main condensate traps.

2) The condensate obtained from the keg can be titrated to ensure that there is no acid and/or alkali carry-over from the wash heads.

NOTE 1: For this check the pH. of the condensate should be a known factor if steam is used for purging.

NOTE 2: This check should be carried out once a day for each machine lane and then reduced to the Quality Control department "comfort level".

3) Another keg is used to do a similar check after it has been allowed to complete the sequences through the racker head(s) up to the point of immediately prior to commencing the beer filling sequence. Reject the keg prior to starting the beer filling sequence and remove the conveyor


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
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





after discharging from the machine. When checking for the quantity of condensate present in the keg, it should be less than 15 ml.

NOTE: This check should be carried out once a day for each machine lane and then reduced to the Quality Control department "comfort level".



C. MICROBIOLOGICAL CHECKS TO THE KEG

Introduce a liter of sterile liquid, (preferably beer), into a keg having completed the sequence as described in Procedure 3) above, via a sterilized keg valve and "funnel" coupler. This allows the keg to be checked for microbial integrity by removing 250 ml. of the sterile liquid into a sterile flask. Split the sample into two, 100 ml. samples via Millipore type membranes, plate and incubate the membranes on agar suitable for aerobic and anaerobic organisms.

Methods of doing this vary slightly. The main objective, however, is to ensure that consistency in sampling is maintained, i.e. having introduced the sterile liquid into the keg, each keg should be rotated a set number of times to ensure all surfaces have been covered equally before it is extracted. A known quantity should always go into the keg and a known quantity should always be extracted, filtered and plated.

NOTE 1: This procedure should be carried out at least once every two weeks.

NOTE: 2: Funnel couplers can be purchased via IDD to suit your keg valve type.

D. AFTER A C.I.P. SEQUENCE

After the C.I.P. sequence, the process mains, bright beer tank and racker connection head(s), can be swabbed and checked for visual cleanliness to ensure that the cleaning operation frequencies are effective and adequate.

NOTE: This should be carried out at least once a week.

E. BEER STABILITY SAMPLING

Samples are taken from the bright beer tank and keg at a frequency laid down by the brewery Quality Control department. A suitable stability test is to set aside a keg of beer from the leg line after filling and "forcing" the contents by leaving the keg in an environment of 70(degree) F. (21(degree)C). Taste, odor and clarity tests can then be taken after 72 hours and at regular durations thereafter as desired to suit the Quality Control departments standards.

SUMMARY


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






It is possible to determine the following about the keg machine function and cleaning procedures from the aforementioned.

1) The wash water and detergent is being cleared from the keg by the final C02 or steam purge sequence on the final wash head.

2) The final rinse water on the final wash head is removing the detergent residual from the keg.

3) The C02 purge is removing the condensate trace from the keg on the racker head prior to filling with beer.

4) The microbial integrity, via steam sterilizing or Oxine (Cl02) sanitizing of the keg is being achieved.

5) The separate plant C.I.P. sequence is effective in removing all traces of beer protein and other residuals from the keg plant connection head(s) and piping system(s).

6) The cleanliness and microbial integrity is being maintained by the separate plant C.I.P. regime.

If you have any questions, please contact Jeff Gunn at IDD Process & Packaging, Inc. 1-800-621-4144 or 805-529-9890.

JWG/9/16/94


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
                                     Page 1

                                  BILL OF SALE


      For and in consideration of the sum of eighty two thousand three hundred sixty four dollars ($82,364) paid by MicroStar Keg Management, L.L.C. to Heritage Brewing Company the receipt of which is hereby acknowledged, Heritage Brewing Company, whose address 9800 South Sepulveda Blvd, Suite 720, Los Angeles, California 90045, has bargained, sold and delivered, and by these presents does bargain, sell and deliver unto the said MicroStar Keg Management, L.L.C., a Delaware limited liability company whose address is P.O. Box 3129, Redmond, Washington 98052, 983 kegs which are specifically identified by manufacturer, serial number (where available), date of manufacture (where available), MicroStar-assigned UPC number and other information as scheduled on Exhibit "A" attached hereto and made a part hereof.

      BREWING COMPANY hereby binds itself, its successors and assigns to warrant and defend title to the aforesaid personal property unto MicroStar Keg Management, L.L.C.. its successors and assigns, against the lawful claims of any and all persons whomsoever.

      EXECUTED this 13th day of December, 1996.

                                    HERITAGE BREWING COMPANY



                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
                                     Page 1

                                   EXHIBIT "A"

                                       to
                                  Bill of Sale
                                      from
          HERITAGE BREWING COMPANY to MicroStar Keg Management, L.L.C.
                             dated December 13, 1996

===============================================================================================
                                            KEG SERIAL      MICROSTAR-
   KEG MANUFACTURER          DATE OF          NUMBER       ASSIGNED UPC    LOCATION AT TIME OF
                           MANUFACTURE    (IF AVAILABLE)      NUMBER            PURCHASE
===============================================================================================
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


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
                                     Page 2

Signed for identification:
HERITAGE BREWING COMPANY                        MICROSTAR KEG MANAGEMENT, L.L.C.


By:________________________________       By:___________________________________


                     EXHIBIT "D" TO KEG MANAGEMENT AGREEMENT
                                     Page 2